February 1, 2007


                          CM ADVISERS FIXED INCOME FUND
                          -----------------------------

                     A series of CM Advisers Family of Funds

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 15, 2006

     The Prospectus, dated March 15, 2006, of the CM Advisers Fixed Income Fund (the "Fund") is hereby amended to reflect the following new information:

Effective February 1, 2007, the Fund's minimum initial investment is $5,000. The section "Minimum Initial Investment" on page 11 of the Prospectus should be replaced with the following:

"Minimum Initial Investment
---------------------------
The Fund's shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Adviser and any other institutional investor or any broker-dealer authorized to sell shares in the Fund. The minimum initial investment for the Fund is generally $5,000 for taxable, tax deferred and tax exempt accounts. Notwithstanding the foregoing, the Fund's Trustees and officers, the Adviser's investment management clients, personnel, officers, directors, and employees, and their respective immediate family members may open a tax deferred or tax exempt account with a minimum initial investment of $1,000. The Fund may, at the Adviser's sole discretion, accept accounts with less than the minimum investment."